Page 1 of 6 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL. SETTLEMENT AND MUTUAL RELEASE AGREEMENT This Settlement and Mutual Release Agreement (the “Agreement”), effective as of September 23, 2025 (the “Effective Date”) is made and entered into by and between Winchester Office LLC (“Landlord”) and Quantum-Si Incorporated (“Tenant”). Landlord and Tenant may sometimes be referred to herein as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, Landlord and Tenant entered into a lease dated as of December 28, 2021 (the “Lease”) for certain premises in a building owned by Landlord located at 115 Munson Street in New Haven, Connecticut (the “Building”), as more fully described in the Lease (the “Premises”); WHEREAS, following the execution of the Lease, disputes have arisen between the Parties related to, among other things, the Tenant’s proposed build-out of the Premises, the rent due under the Lease, and whether Tenant had a right to terminate the Lease; WHEREAS, the Parties’ disputes have resulted in the filing of a lawsuit in the Connecticut Superior Court under the caption Quantum-Si, Inc. v. Winchester Office LLC, No. HHD-CV22- 6166838-S (“Action”); WHEREAS, each of the Parties deny any and all liability to each other of any nature whatsoever; WHEREAS, in order to avoid the expenses and uncertainty of litigation, the Parties desire to compromise, settle and resolve any and all claims and issues which have arisen or which could arise between the Parties, to dismiss the Action, and to terminate their relationship, including termination of the Lease; NOW, THEREFORE, in exchange for the promises, agreements and other good and valuable consideration, including, but not limited to that described herein below, the receipt and sufficiency of which is hereby acknowledged, the Parties agree and covenant as follows: 1. Payments. Tenant agrees to pay Landlord the total, aggregate sum of Eleven Million Dollars and Zero Cents ($11,000,000.00) (the “Settlement Payment”), as follows: (i) Tenant shall forfeit, and Landlord shall retain, Tenant’s security deposit in the amount of Five Hundred Seventy-Three Thousand Two Hundred Fourteen Dollars and Fifty Cents ($573,214.50), for which Tenant shall receive a dollar for dollar credit towards the Settlement Payment; (ii) Tenant shall receive a credit, dollar for dollar towards the Settlement Payment, for its

Page 2 of 6 payment of its monthly recurring charges due under the Lease for September 1, 2025, which Tenant has paid in the amount of Two Hundred Seventy-Two Thousand Six Hundred Eighteen Dollars and Sixteen Cents ($272,618.16) (the “Final Lease Payment”); and (iii) On or before September 26, 2025, Tenant shall make a final, one time, lump-sum payment in the amount of Ten Million One Hundred Fifty-Four Thousand One Hundred Sixty-Seven Dollars and Thirty Cents ($10,154,167.34) (“Lump Sum Final Payment”) in full and final satisfaction of its payment obligations under the Lease. Tenant shall make the Lump Sum Final Payment via wire to: ABA: [***] Acct#: [***] Account Name: [***] 2. Termination of Lease. The Parties covenant and agree that, effective upon Tenant’s payment of the Lump Sum Final Payment in full to Landlord, the Lease and any and all obligations of Tenant and Landlord thereunder are terminated (the “Termination Date”). As of the Termination Date, neither Party shall have any further interest, liability, or surviving obligation under the Lease. The Parties covenant and agree that so long as the Lump Sum Final Payment is made in accordance with the terms of this Agreement, Tenant shall have no obligation to make any payments to the Landlord for Base Rent, Additional Rent, including Tenant’s Proportionate Share of Operating Expenses and Taxes, or for any other purpose beyond the Final Lease Payment, and Landlord shall have no obligation to Tenant for any matter under the Lease including, but not limited to, payment of any amount including the tenant Improvement Allowance. 3. Possession of Premises. The Parties acknowledge that the Premises are currently unoccupied, and Tenant shall be deemed to have delivered possession of the Premises to Landlord as of the Termination Date and Tenant shall have no right to use or occupy any part of the Premises for any reason from and after the Termination Date. 4. Withdrawal. Tenant shall file a Withdrawal of all claims in the Action with prejudice within three (3) business days of transmitting the Final Lump Sum Payment. The Parties agree that each Party shall bear all of their respective attorneys’ fees and costs incurred in the Action and resulting from the drafting of this Agreement with no right for any Party to receive any reimbursement of said attorneys’ fees and costs or setoff of any sort against the Settlement Payment for said attorneys’ fees and costs. 5. Mutual Release. The Parties covenant and agree that, effective upon Tenant’s payment of the Lump Sum Final Payment, each Party, for itself and for its respective past, present and future owners, directors, officers, associates, agents, representatives, predecessors, parent companies, affiliates, subsidiaries, related entities, trustees, managers, administrators, employees, attorneys, insurers, re-insurers, members, members of members, joint-venturers, lenders, predecessors, successors and assigns, mutually and fully releases and forever discharges the other

Page 3 of 6 Party, and their respective past, present and future owners, directors, officers, associates, agents, representatives, predecessors, parent companies, affiliates, subsidiaries, related entities, trustees, managers, administrators, employees, attorneys, insurers, re-insurers, members, members of members, joint-venturers, lenders, predecessors, successors and assigns, from and against any and all past, present and future liabilities, claims, demands, compensation, damages, controversies, obligations, administrative complaints, causes of action and suits, whether based in tort, contract, statute, common law, or any other type of legal or equitable theory which could be asserted in any state court, federal court, arbitration or any other legal or administrative proceeding, including, without limitation, for actual, compensatory, consequential, incidental, liquidated or punitive damages, tort and/or contract damage, liabilities, costs, expenses, attorneys’ fees, expert fees, investigation fees, and obligations of every possible kind and nature, known or unknown, fixed or contingent, joint or several, whether at law or in equity, suspected or unsuspected, which now exist or may later accrue, arising from and/or related in any way to, the Lease, the Premises, the Building, and the claims and counterclaims that were made in or could have been made in the Action or any subsequent cause of action. This release shall constitute a full general release. The Parties hereby waive the benefits of any law of Connecticut or any other state of the United States which provides that a general release does not extend to claims which the party does not know or expect to exist in its favor at the time of executing the release, which if known to him or her may have materially affected the settlement. It is the intention of the Parties to forever discharge and release all known and unknown claims and potential claims falling within the scope of Section 5 above. 6. Confidentiality. The Parties and their attorneys agree that the terms of this Agreement, and the reasons for entering the same, are confidential and shall not be discussed with any third parties, except as expressly provided herein. The Parties further agree that they may disclose the Agreement and the terms of this Agreement (1) to their attorneys, accountants, lenders, financial advisors, insurers, members, officers, directors, employees, and agents, but only to the extent necessary and with the prior express instruction that the terms shall be kept confidential; (2) in response to an order of a court of competent jurisdiction or subpoena issued under the authority thereof; (3) in response to an inquiry or subpoena issued by a state or federal governmental agency; (4) to publicly state in response to an inquiry that the claim has been resolved to the parties’ satisfaction and that Quantum-Si Incorporated is no longer a tenant of the Building; (5) to government employees as required by law; (6) if they reasonably determine that disclosure is necessary or appropriate under any applicable laws or regulations, including pertaining to financial reporting, and (7) the Parties agree that Tenant may disclose to the Securities and Exchange Commission (the “SEC”) on a form 8-K, 10-Q , 10-K, or as otherwise required or directed, the amount of the Settlement Payment, that this Action has been resolved and any other information relating to this Agreement which Tenant deems to be required, including attaching a copy of this Agreement as an exhibit to any filing with the SEC. For the avoidance of doubt, nothing in this Agreement prevents any Party from providing information it reasonably believes to be true to the appropriate governmental authority, including a regulatory, judicial, administrative or other governmental entity to report a possible violation of law or regulation or making another disclosure that is protected under any applicable law or regulation or participating in any investigation or proceeding conducted by any such governmental authority. Any Party who receives a request for the disclosure of the terms of this Agreement, including but not limited to informal requests, governmental or administrative requests, or subpoenas or other processes of law, shall, before responding to such a request, promptly provide notice to the other Party to this Agreement of the

Page 4 of 6 request and the Party’s intended response thereto, and allow the other Party the ability to seek protection of this Agreement from disclosure at their cost and expense. Nothing herein shall preclude the Parties from disclosing that they have entered into the Agreement. 7. Actions to Enforce This Agreement Preserved. For the avoidance of doubt, the foregoing mutual release by the Parties of each other shall not be deemed a release or waiver of any causes of action or defenses related to enforcement of this Agreement and its terms, which are expressly reserved by the Parties. 8. No Brokers and Indemnity. The Parties hereto acknowledge and represent that no brokers, agents, or third parties were involved in the negotiation or consummation of the Lease termination, and accordingly, no commissions, fees or payments of any kind are due in connection with the Lease termination. Each Party agrees to indemnify, defend, and hold harmless the other party from and against any and all claims, demands, losses, liabilities, damages, or expenses, including reasonable attorney’s fees and costs, arising out of or related to any claim for a commission or fee by any broker, agent, or other third party claiming to have acted on behalf of the indemnifying party in connection with the termination of the Lease. 9. Non-Disparagement. The Parties agree not to make any statements, written or verbal, or cause or encourage others to make any statements, written or verbal, that defame or disparage or in any way criticize the personal or business reputation, practices, products or conduct of the other Party. 10. No Admission of Liability. The Parties agree that this Agreement and the general releases contained herein do not constitute an admission of liability or fault by any Party. To the contrary, all Parties hereto expressly deny any fault or liability. 11. Defined Terms. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Lease. 12. Opportunity to Consult with Counsel. The Parties have read the contents of this Agreement, have received sufficient opportunity to consult with counsel as to the contents hereof, have consulted with their respective counsel regarding the meaning and effect of this Agreement, and sign this Agreement as their own free act. The Parties have carefully read this Agreement in its entirety, fully understand and agree to its terms and conditions, and intend and agree that it is final and binding on each and all of them. 13. Authority. Each Party hereby acknowledges that they have full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder and thereunder, and that the signatories executing this Agreement on their behalf have all the requisite power and authority to do so and to bind the Parties. The Parties represent and warrant that they have not assigned or otherwise transferred (voluntarily, involuntarily, by operation of law, or otherwise) any right, title or interest in any claim that they have, may have or may have had, and which is the subject of this Agreement as of the signing of this Agreement. 14. Binding Agreement. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their heirs, executors, administrators, parents, affiliates, subsidiaries, members, officers, former officers, directors, former directors, partners, former

Page 5 of 6 partners, employees, former employees, representatives, former representatives, assignees, successors and predecessors, except to the extent any rights are personal and/or not assignable. 15. Severability. The provisions of this Agreement are severable, and if any provision is found to be unenforceable, the other provisions shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangement contained herein. 16. Amendment and Waiver. This Agreement may not be changed, altered, amended, modified and/or revoked, and no provision may be deemed waived, except by a written instrument signed by all of the Parties. 17. Entire Agreement. This Agreement contains the full agreement and understanding of the Parties with respect to the terms hereof. The Parties represent, warrant and agree that in connection with the execution of this Agreement and the making of the settlement provided for herein, no Party to this Agreement has relied upon any statement, representation or promise of any other Party not expressly contained herein. 18. No Party Deemed to be the Drafter. The terms of this Agreement are contractual and are the result of negotiation between and among the Parties. Each Party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any Party. 19. Modifications. This Agreement may not be terminated, amended, canceled, revoked or otherwise modified except by written agreement signed by all of the Parties. 20. Governing Law; Venue. This Agreement shall be subject to, governed by, construed and enforced pursuant to the laws of the State of Connecticut. Any disputes arising from or related to this Agreement shall be resolved by and subject to the jurisdiction of the State Courts located in the State of Connecticut and each Party agrees to submit to and not challenge the exclusive jurisdiction of such courts. 21. Attorneys’ Fees and Costs Upon Breach of Agreement. In any action to enforce the terms of this Agreement, the prevailing Party shall be awarded, in addition to any other amounts due or rights granted to the Party under this Agreement, all costs and attorneys’ fees incurred by the prevailing Party in pursuing the enforcement or collection of this Agreement. 22. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. The Parties hereto agree that facsimile and electronically- transmitted signatures shall have the same force and effect as original signatures for all purposes. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURES FOLLOW ON SUBSEQUENT PAGES]

Page 6 of 6 IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates set forth below. DATED: September 23, 2025 WINCHESTER OFFICE LLC By: /s/ Jake Pine Its: Authorized Signatory DATED: September 23, 2025 QUANTUM-SI INCORPORATED By: /s/Christian LaPointe Its: General Counsel Christian LaPointe